TRUESHARES EAGLE GLOBAL NEXT GEN POWER INFRASTRUCTURE ETF

(formerly TrueShares Eagle Global Renewable Energy Income ETF)

Summary Prospectus

July 9, 2026

Trading Symbol: PWRZ

Listed on Cboe BZX Exchange, Inc.

www.sec.gov

Before you invest, you may want to review the TrueShares Eagle Global Next Gen Power Infrastructure ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated July 9, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at publicinfo@sec.gov. You can also get this information at no cost by calling 1.877.774.TRUE (8783) or by sending an e-mail request to publicinfo@sec.gov.

FUND SUMMARY—TRUESHARES EAGLE GLOBAL NEXT GEN POWER INFRASTRUCTURE ETF

Investment Objective

The TrueShares Eagle Global Next Gen Power Infrastructure ETF (the “Fund”) seeks long-term growth of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that invests, under market conditions, at least 80% of its net assets, plus borrowings for investment purposes, in companies focused on Next Gen Power Infrastructure. The Fund considers a company focused on “Next Gen Power Infrastructure” if it derives at least 50% of its revenues or profits from the development, operation, ownership, financing, or maintenance of assets, systems, and/or services that support the generation, production, transmission, distribution, storage, management, or sale of next gen power (e.g., solar, wind, biofuels, natural gas, hydro, nuclear, and geothermal). The Fund also considers a company focused on “Next Gen Power Infrastructure” if it has demonstrated a significant commitment to transitioning toward or investing in Next Gen Power Infrastructure.

The goal of the Fund is to identify and invest in innovative, renewable, or scalable solutions to meet the burgeoning power demands of industries across the globe. The Next Gen Power Infrastructure companies in which the Fund invests may range from small- to large-capitalization companies. The Fund’s investments include equity securities of domestic and foreign Next Gen Power Infrastructure companies, as well as American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) of Next Gen Power Infrastructure companies.

Eagle Global Advisors, LLC (the “Sub-Adviser”), the Fund’s investment sub-adviser, selects investments for the Fund’s portfolio from a universe of Next Gen Power Infrastructure companies by utilizing a fundamentally-driven investment process which includes the analysis of global macro-economic and geo-political factors, fundamental company analysis, internal valuation methods, and the projected rate of return from the investment given its expected level of risk.

The Sub-Adviser may sell a security when it no longer meets the criteria for inclusion in the Fund’s investment universe, when the security has not met or exceeded its projected rate of return or when a more attractive investment becomes available.

The Fund is non-diversified and therefore may invest a larger percentage of its assets in the securities of a single issuer or smaller number of issuers than diversified funds. The Fund concentrates (i.e., hold more than 25% of its total assets) in the securities of companies in the Utilities Industry Group within the Utilities Sector, as classified by the Global Industry Classification Standard.

Under normal market conditions, the Fund invests at least 40% of its assets in the securities of issuers that are tied economically to a number of countries throughout the world, excluding the United States.

The Fund anticipates significant investment exposure to Next Gen Power Infrastructure Companies, the securities of which are issued and listed in Europe.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”

●	Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

●	Associated Risk of Investing in Next Gen Power Infrastructure Companies. Next Gen Power Infrastructure companies operate in a highly regulated, capital-intensive industry and may be affected by changes in government policies, permitting and siting requirements, and evolving market and rate structures. Their revenues and asset values are influenced by electricity prices, demand levels, fuel and input costs, and the availability, performance, and reliability of generation, transmission, and related infrastructure. These investments may be subject to operational and development risks, including construction delays, cost overruns, supply chain constraints, and counterparty exposure, as well as environmental and weather-related impacts. In addition, the sector is exposed to technological change, competitive dynamics, and uncertainty in long-term electricity demand, which may result in increased volatility and variability in cash flows and returns.

The electricity produced and revenues generated by a power generation facility, including solar electric or wind energy, is highly dependent upon suitable weather conditions. These assets may not be able to operate in extreme weather conditions, such as during a severe freeze. Furthermore, components used in the generation of power could be damaged by severe weather, such as hailstorms or tornadoes. In addition, replacement and spare parts for key components may be difficult or costly to acquire or may be unavailable. Unfavorable weather and atmospheric conditions could impair the effectiveness of assets or reduce their output beneath their rated capacity or require shutdown of key equipment, impeding operation of power generation assets. Actual climatic conditions at a facility site, particularly wind conditions, may not conform to the historical findings and, therefore, power generation companies may not meet anticipated production levels or the rated capacity of the generation assets.

A portion of revenues from investments in next gen power infrastructure assets will be tied, either directly or indirectly, to the wholesale market price for electricity in the markets served. Wholesale market electricity prices are impacted by a number of factors including: the price of fuel (e.g., natural gas) that is used to generate electricity; the cost and management of generation and the amount of excess generating capacity relative to load in a particular market; and conditions (such as extremely hot or cold weather) that impact electrical system demand. Owners of next gen power infrastructure assets may attempt to secure fixed prices for their production through the use of financial hedges; but may not be able to deliver power to collect such fixed price, rendering those hedges ineffective or creating economic losses for renewable infrastructure assets. In addition, there is uncertainty surrounding the trend in electricity demand growth, which is influenced by macroeconomic conditions; absolute and relative energy prices; and energy conservation and demand management. This volatility and uncertainty in power markets could have a material adverse effect on the assets, liabilities, financial condition, operations and/or cash flow of the Next Gen Power Infrastructure companies in which the Fund invests.

●	Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments in which the Fund primarily invests, even strategically, may cause the Fund to risk losing opportunities to participate in market appreciation, and may cause the Fund to experience potentially lower returns than the Fund’s benchmark or other funds that remain fully invested.

●	Concentration Risk. The Fund intends to concentrate its investments in the Utilities Industry Group within the Utilities Sector.

○	Utilities Industry Group Risk. As a result of the Fund’s concentration in the Utilities Industry Group, the Fund will be more susceptible to the risks associated with that industry group than a fund that does not concentrate its investments. The Utilities Industry Group includes utility companies such as electric, gas and water utilities. It also includes independent power producers and energy traders and companies that engage in generation and distribution of electricity using renewable sources. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting companies in the Utilities Industry Group. The prices of the securities of companies operating in the Utilities Industry Group are closely tied to government regulation and market competition and may be affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes, among other factors.

●	Currency Exchange Rate Risk. The Fund may invest in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

●	Depositary Receipts Risk. ADRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the social, political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. markets, exchange risk. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR.

●	Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

●	ETF Risks. The Fund is an ETF and, as a result of its structure, it is exposed to the following risks:

○	Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums or discounts greater than those of ETFs that invest in and hold only securities and other investments that are listed and trade in the U.S.

○	Trading Risk. Although Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.

●	Geographic Investment Risk. To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political, social and economic conditions, currency developments or restrictions, and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

○	Europe-Specific Risk. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the European Union (the “EU”) that are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced volatility and adverse trends in recent years and these events have adversely affected the exchange rate of the euro and may continue to significantly affect other European countries. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the European countries in which the Fund invests.

The United Kingdom (“UK”) formally withdrew from the EU on January 31, 2020 (commonly referred to as “Brexit”) and entered an 11-month transition period, which concluded on December 31, 2020, with the UK leaving the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Certain aspects of Brexit have had an adverse impact on the region, leading to increased inflation, labor shortages and business closures, among others. There is still considerable uncertainty relating to the potential consequences associated with the UK’s exit and whether its exit will increase the likelihood of other countries also departing the EU. Any exits from the EU, or the possibility of such exits, may have a significant impact on the UK, Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for these economies that could potentially have an adverse effect on the value of the Fund’s investments. In addition, the UK has been a target of terrorism in the past. Acts of terrorism in Europe or the UK or against such countries’ interests abroad may cause uncertainty in the European or UK financial markets and adversely affect the performance of the issuers to which the Fund has exposure.

●	Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s and Sub-Adviser’s success or failure to implement investment strategies for the Fund. In particular, the Adviser’s and Sub-Adviser’s evaluations and assumptions regarding global energy needs, the development of energy technologies, the effectiveness and marketability of such technologies, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.

●	Market Capitalization Risk.

○	Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore, subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

○	Small-Capitalization Investing Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

●	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions, and the threat of and/or actual imposition of tariffs by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.

●	Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Performance

The Fund acquired all of the assets and liabilities of the TrueShares Eagle Global Renewable Energy Income ETF, a series of Listed Funds Trust (the “Predecessor Fund”), in a tax-free reorganization on June 13, 2025. In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

The performance information presented below provides some indication of the risks of investing in the Fund by showing how the Fund’s performance can change from year to year and over time. The bar chart below shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the one year and since inception periods compare with those of the MSCI World Net USD Index, a broad measure of market performance, and the S&P Global Infrastructure Total Return Index, a supplemental index. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.True-Shares.com.

During the period of time shown in the bar chart, the highest quarterly return was 14.49% for the quarter ended September 30, 2024 and the lowest quarterly return was -16.66% for the quarter ended December 31, 2024.

Average Annual Total Returns (for the Periods Ended December 31, 2025)
	One Year	Since Inception (12/8/2022)
Return Before Taxes	36.19%	5.95%
Return After Taxes on Distributions	35.99%	5.99%
Return After Taxes on Distributions and Sale of Fund Shares	22.24%	5.09%
MSCI World Net USD Index (reflects no deduction for fees, expenses, or taxes)	21.09%	19.71%
S&P Global Infrastructure Total Return Index (reflects no deductions for fees, expenses, or taxes)	22.58%	13.73%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Adviser:	TrueMark Investments, LLC

Sub-Adviser:	Eagle Global Advisors, LLC

Portfolio Manager:	Michael Cerasoli, CFA, Portfolio Manager for the Sub-Adviser, Alex Meier, Portfolio Manager for the Sub-Adviser, and Steven S. Russo, Senior Partner for the Sub-Adviser, have been portfolio managers of the Fund since its inception in December 2022

Purchase and Sale of Shares

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.True-Shares.com.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.